                                                                      Exhibit 10
--------------------------------------------------------------------------------
                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
     VARIABLE LIFE INSURANCE APPLICATION SUPPLEMENT: SUITABILITY INFORMATION Registered representatives are required to make inquiries and provide information relating to the financial condition and retirement plans of the purchasers of variable life contracts. Applicants are urged to supply such information which, used with the insurance application, will allow the registered representative to make an informed judgment as to the suitability for a particular purchaser of variable life insurance. However, applicants are not required to divulge such item or information. If the applicant chooses not to do so, the registered representative must complete the following items to the best of their knowledge. IF THE APPLICANT IS NOT THE INSURED, QUESTIONS APPLY TO THE OWNER.

------------------------------------------------------------------------------------------------------------------------------------
1.  Insured's Name_____________________________________               8.  Source of premium payment(s): (Check one or more)
    Date of Birth______________________________                         [ ] Current income                [ ] Employer
    (Owner's name and date of birth if not the Insured):                [ ] Cash savings                  [ ] Relative
    Owner's Name ____________________________                           [ ] Securities presently held
    Date of Birth  ______________________________                       [ ] Insurance or annuities cash values
                                                                        [ ] Insurability or annuity value or death benefit
                                                                        [ ] Sale of personal property or real estate
---------------------------------------------------------------------   [ ] Other ___________________________
2.  Family members and/or dependents or Owner.                        --------------------------------------------------------------
    Name              Relationship               Date of Birth
    ----------------------------------------------------------         9.  Approximate net worth of Owner?
    ________________________________________________                       a.  Liquid  ___________________________
    ________________________________________________                       b.  Illiquid  ____________________________
    ________________________________________________
-----------------------------------------------------------------------------------------------------------------------------------

3.  Spouse employed?                                                   10.  Marginal tax bracket:
        [ ] Yes       [ ] No            Income $ ______________             [ ] 15%    [ ] 28%     [ ] 31%     [ ] 36%    [ ] 39.6%
                                                                      --------------------------------------------------------------
                                                                       11.  Applicant chooses not to divulge suitability
---------------------------------------------------------------------       information; any items shown above have been estimated
4.  Insured's Occupation:                                                   by the registered representative.

                                                                      --------------------------------------------------------------
                                                                      12.  Telephone Transfers are authorized as described in the
---------------------------------------------------------------------      prospectus:
5.  Name and Address of Owner's Employer:
                                                                            No [ ]       Yes [ ]       Owner's Initials
                                                                      --------------------------------------------------------------
                                                                      13  Registered representative's name

                                                                           _________________________________
--------------------------------------------------------------------- ==============================================================
6.  Is owner or Insured employed by or associated with member                             OSJ SUITABILITY APPROVAL
    of the NASD?    [ ] Yes        [ ] No
---------------------------------------------------------------------
                                                                        ________________________           Date _________________
7. Owner's annual income                                                Principal
    a.  From employment $________________
    b.  From other sources $________________
----------------------------------------------------------------------==============================================================

1. I have received the current prospectus for the Vari-Vest Survivor Variable Life Insurance contract;
2. I have received a policy illustration demonstrating hypothetical results based on anticipated premium payments and death benefits for Insured's age, sex and underwriting class;
3. I UNDERSTAND THAT THE DEATH BENEFIT (EXCEPT SUPPLEMENTARY BENEFITS) MAY INCREASE OR DECREASE DEPENDING ON THE CONTRACT'S INVESTMENT RETURN;
4. I UNDERSTAND THAT THE CASH VALUES MAY INCREASE OR DECREASE DEPENDING ON THE CONTRACT'S INVESTMENT RETURN AND THAT THERE IS NO GUARANTEED MINIMUM CASH VALUE;
5. I understand that any illustration of past historical investment returns is not an indication of future investment performance.
6. I believe that this contract will meet my insurance needs and financial objectives; and
7. Net premium payments (as described in the prospectus) should be allocated to the General Account and/or the Subaccounts or portfolios as follows:

                            ALLOCATION OF NET PREMIUM
                       Allocation Split among Subaccounts
            (Each must be a whole percent and total should be 100%)

________ % ___________       ________ % ___________      ________ % ___________

________ % ___________       ________ % ___________      ________ % ___________

________ % ___________       ________ % ___________      ________ % ___________

________ % ___________       ________ % ___________      ________ % ___________

________ % ___________       ________ % ___________      ________ % ___________

------  -------------------------  ---------------------------------------------
 Date    Signature of Registered              Signature of Applicant
             Representative               (Owner if other than Insured)